UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

XENIA HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200

Orlando, Florida 32801

(Address of Principal Executive Offices)

(407) 317-6950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2015, Xenia Hotels & Resorts, Inc. (the “Company”) and Inland American Real Estate Trust, Inc. (“Inland American”), which owns all of Xenia’s outstanding common stock, entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) to effect the separation of the Company from Inland American, and to provide for the allocation between the Company and Inland American of Inland American’s and its subsidiaries’ assets, liabilities and obligations attributable to periods prior to, at and after the separation. This agreement will also govern the distribution of 95% of the Company’s common stock to the holders of record of Inland American common stock to occur after the separation (the “Spin-Off”) and set forth the framework of the relationships between the Company and Xenia after the Spin-Off.

The information statement attached hereto as Exhibit 99.1 provides a description of the terms of the Separation and Distribution Agreement under the heading “Certain Relationships and Related Transactions—Agreements with Inland American—Separation and Distribution Agreement.” Such information is incorporated herein by reference. The Separation and Distribution Agreement is also attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Annual Cash Bonus Awards

On January 20, 2015, the Compensation Committee of the Board of Directors (the “Inland American Compensation Committee”) of Inland American approved, and on January 21, 2015, the Board of Directors (the “Board”) of the Company ratified, the 2014 annual bonus awards for the named executive officers (the “Named Executive Officers”) of the Company as set forth below based on company and individual performance of each Named Executive Officer for the Company’s 2014 fiscal year. The Named Executive Officers’ other compensation for 2014 was previously reported by the Company in the Summary Compensation Table for 2014 included in the Company’s effective registration statement on Form 10, as amended on January 9, 2015 (File No. 001-36594) (the “Form 10”), filed by the Company with the Securities and Exchange Commission (the “SEC”) under Section 12(b) of the Securities Exchange Act of 1934, as amended, and in the information statement attached hereto as Exhibit 99.1. However, as of the date of the Form 10 and information statement, annual bonus awards for the Named Executive Officers for the Company’s 2014 fiscal year were not calculable, and therefore were omitted from the Summary Compensation Table for 2014. The bonus awards approved by the Inland American Compensation Committee and ratified by the Board for the Named Executive Officers with respect to the Company’s 2014 fiscal year, and revised total compensation figures for 2014, are set forth below.

Name and Principal Position	Non-Equity Incentive Plan Compensation ($)		Total (1) ($)
Marcel Verbaas President and Chief Executive Officer	$900,000		$4,457,856
Barry Bloom Executive Vice President and Chief Operating Officer	$460,000		$2,603,817
Andrew Welch Executive Vice President, Chief Financial Officer and Treasurer	$205,000	(2)	$1,541,924
Philip Wade Senior Vice President and Chief Investment Officer	$240,000		$1,183,063

(1)	Additional components of the total compensation figures for 2014 are set forth in the Summary Compensation Table for 2014 included in the Form 10 and in the information statement attached hereto as Exhibit 99.1 under the heading “Management – Summary Compensation Table for 2014.”
(2)	Pro rated to reflect Mr. Welch’s June 2, 2014 employment start date.

Partial Acceleration and Adjustment of Share Unit Awards

On January 20, 2015, in connection with the sale of Inland American’s suburban select service hotel portfolio and other intercompany transfers and transactions involving the Company that affected the equity value of Inland American’s lodging portfolio, the Inland American Compensation Committee, as the current administrator of the Xenia Hotels & Resorts, Inc. 2014 Share Unit Plan (the “Share Unit Plan”), approved, and on January 21, 2015, the Board ratified, (i) the accelerated vesting and cash settlement of a portion of the “annual” share unit awards previously granted to the Named Executive Officers under the Share Unit Plan, and (ii) an adjustment to the number of share units subject to all share unit awards outstanding under the Share Unit Plan, including those held by the Named Executive Officers. The aggregate amounts payable to Messrs. Verbaas, Bloom, Welch and Wade in connection with the partial acceleration and cash settlement of their “annual” share unit awards are $330,609, $191,753, $115,713 and $76,040, respectively.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation to be used by the Company’s management team in a series of presentations to members of the investment community in anticipation of the Spin-Off of the Company from Inland American beginning on January 23, 2015.

FORWARD-LOOKING STATEMENTS

Exhibit 99.2 has been prepared by the Company solely for informational purposes. It contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s plans, strategies, financial performance, the amount and timing of future cash distributions, lodging portfolio, the timing of the distribution and listing, our preliminary 2015 estimated guidance range for RevPAR Growth, Adjusted EBITDA and FFO, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Form 10 and other risks discussed in the Company’s filings with the SEC, which filings are available from the SEC. These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company does not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, except as may be required by applicable law.

The information, including Exhibit 99.2, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information, including Exhibit 99.2, in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

Item 8.01.	Other Events.

On January 20, 2015, Inland American announced that its board of directors has authorized the distribution of 95% of the outstanding Company common stock to holders of record of Inland American common stock as of the close of business on January 20, 2015 (the “Record Date”). Each holder of Inland American common stock will receive one share of Company common stock for every eight shares of Inland American common stock held at the close of business on the Record Date. The distribution of the Company common stock is expected to occur on or about February 3, 2015. Inland American’s stockholders will receive cash in lieu of any fractional shares they would otherwise be entitled to receive in the distribution.

In connection with the planned Spin-Off of the Company from Inland American, on or about January 23, 2015, the information statement attached hereto as Exhibit 99.1 will be mailed to Inland American stockholders of record at the close of business on the Record Date.

The completion of the Spin-Off is subject to the satisfaction of certain conditions as further described in the Separation and Distribution Agreement. One such condition, the effectiveness of the Company’s registration statement on Form 10, as filed with the SEC, occurred on January 20, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of January 20, 2015.

99.1	Information Statement of Xenia Hotels & Resorts, Inc. dated January 20, 2015.

99.2	Investor Presentation of Xenia Hotels and Resorts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENIA HOTELS & RESORTS, INC.

Date: January 23, 2015	By:	/s/ Marcel Verbaas
	Name:	Marcel Verbaas
	Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of January 20, 2015.

99.1	Information Statement of Xenia Hotels & Resorts, Inc. dated January 20, 2015.

99.2	Investor Presentation of Xenia Hotels and Resorts, Inc.